SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                 23-2694937
------------                            -------                 ----------
(State or other jurisdiction    (Commission File Number        (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
-----------------------------------------------                  ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 1, 2005, the Board of Directors of eGames, Inc. (the "Company") approved the grant of non-qualified stock options to purchase 50,000 shares of the Company's Common Stock to each of its non-employee directors. The options have an exercise price per share of $0.31, the closing price of the Company's stock on the date of grant, and have ten-year terms. The options vest in equal installments on the first, second and third anniversary of the date of grant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By: /s/ Thomas W. Murphy
                                            --------------------------------
                                            Thomas W. Murphy, Vice President
                                            and Chief Financial Officer
Dated: December 7, 2005